EXHIBIT 10.2

AMENDMENT #1

THIS AMENDMENT #1 to the Transaction Documents (as defined below) (the “Amendment”) is entered into as of September 8, 2022 (the “Effective Date”), by and between Visium Technologies, Inc., a Florida corporation (the “Company”), and ____________________, a Delaware limited liability company (the “Holder”) (collectively the“Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain disbursement authorization, officer’s certificate, promissory note in the principal amount of $270,000.00 (the “Note”), and securities purchase agreement (the “Purchase Agreement”) all dated February 1, 2022 (as amended from time to time, the “Transaction Documents”); and

B. The Parties desire to amend the Transaction Documents as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Holder waives all rights under Sections 3.20 and 4.17 of the Note.

2. In exchange for the Holder’s execution of this Amendment, the Company shall issue a common stock purchase warrant to Holder for the purchase of 43,200,000 shares of Common Stock, a form of which is attached hereto as Exhibit A.

3. The reference to “within ninety (90) calendar days following the date that the Registration Statement is initially filed” in Section 3.19 of the Note shall be replaced with “on or before October 31, 2022”.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Transaction Documents. Except as specifically modified hereby, all of the provisions of the Transaction Documents, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Visium Technologies, Inc.

By:		By:
Name:	Mark Lucky	Name:
Title:	Chief Executive Officer	Title:	Member

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